Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-2

KEY PERFORMANCE FACTORS
December, 1996

Scheduled Maturity                                      1/15/97


Coupon                                                  5.7750%


Excess Protection Level
   3 Month Average  14.76%
     December, 1996  19.88%
     November, 1996  13.30%
     October, 1996  11.10%



Cash Yield                                              36.54%


Investor Charge Offs                                    8.39%


Base Rate                                               8.28%


Over 35 Day Delinquency                                 5.01%


Seller's Interest                                       28.15%


Total Payment Rate                                      10.26%


Total Principal Balance                                $8,443,749,170.63


Investor Participation Amount                          $83,333,333.37


Seller Participation Amount                            $2,377,082,503.90